
<ARTICLE> 5
<LEGEND>
This  Exhibit  contains  summary  financial   information   extracted  from  the
Registrant's  unaudited  consolidated  financial statements for the period ended
September  27,  2000 and is  qualified  in its  entirety  by  reference  to such financial  statements.  This  Exhibit  shall not be deemed filed for purposes of
Section  11 of the  Securities  Act of 1933  and  Section  18 of the  Securities
Exchange Act of 1934, or otherwise  subject to the  liability of such  Sections, nor shall it be deemed a part of any other filing which incorporates this report by reference,  unless such other filing expressly  incorporates  this Exhibit by reference.
</LEGEND>
<MULTIPLIER> 1,000
<CURRENCY> U.S. DOLLARS

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          DEC-27-2000
<PERIOD-START>                             DEC-30-1999
<PERIOD-END>                               SEP-27-2000
<EXCHANGE-RATE>                                      1
<CASH>                                           2,120
<SECURITIES>                                         0
<RECEIVABLES>                                    2,009
<ALLOWANCES>                                         0
<INVENTORY>                                      1,093
<CURRENT-ASSETS>                                60,723
<PP&E>                                          20,928
<DEPRECIATION>                                   1,982
<TOTAL-ASSETS>                                  93,237
<CURRENT-LIABILITIES>                           74,817
<BONDS>                                         51,395
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                         1,349
<OTHER-SE>                                    (41,747)
<TOTAL-LIABILITY-AND-EQUITY>                    93,237
<SALES>                                        166,900
<TOTAL-REVENUES>                               166,900
<CGS>                                           45,536
<TOTAL-COSTS>                                  158,500
<OTHER-EXPENSES>                                 9,578
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               8,845
<INCOME-PRETAX>                               (10,023)
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                           (10,023)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                  (10,023)
<EPS-BASIC>                                      (.77)
<EPS-DILUTED>                                    (.77)

